Exhibit 10.2

MAGDALENA LATORRE LARRAÍN
INTERIM NOTARY PUBLIC
AV. EL GOLF 99 OF. 101 B, LAS CONDES
225992453
EMAIL: contacto@notarialatorre.cl

REPERTOIRE Nº

TRADE

SAN PEDRO SpA

To

FRUTÍCOLA PAN DE AZÚCAR S.A. Y FRUTÍCOLA BELLAVISTA SpA

ENDORSABLE MORTGAGE MUTUAL

PENTA VIDA COMPAÑÍA DE SEGUROS DE VIDA S.A.

To

SAN PEDRO SpA

In Santiago de Chile, in the year two thousand and twenty-five, before me, MAGDALENA SOFÍA LATORRE LARRAÍN, Lawyer, Acting Notary Public of the Fifth Notary of Santiago, according to Decree number four hundred and eighty-five of the Illustrious Court of Appeals of Santiago, with address at Avenida El Golf number ninety-nine, office one hundred and one B, Las Condes, Santiago, APPEAR: One) FRUTÍCOLA PAN DE AZÚCAR S.A., a company in the business of its name, Single Tax Roll number seventy-six million one hundred twenty thousand five hundred twenty-eight dash five, represented, as will be accredited, by Mr. RODRIGO SEOANE MAGNASCO, Chilean, married, lawyer, national identity card number nine million seven thousand seven hundred thirty-six dash zero, both domiciled for these purposes in this city, Avenida Vitacura number two thousand nine hundred sixty-nine, office three hundred two, commune of Las Condes, Metropolitan Region; Two) FRUTÍCOLA BELLAVISTA SpA, a company in the area of its name, Single Tax Roll number seventy-six million four hundred fifty-nine thousand eight hundred six indent seven; represented for these purposes by Mr. ARNALDO GORZIGLIA CHEVIAKOFF, Chilean, married, lawyer, national identity card number ten million eight hundred forty-three thousand nine hundred sixty-three indent seven and by Mrs. CATALINA WESTON D'ALBUQUERQUE, Chilean, married, lawyer, national identity card number sixteen million five hundred fifty-five thousand three hundred eighty-two dash nine, all domiciled for these purposes in this city, Avenida Vitacura number five thousand two hundred fifty, office seven hundred five, commune of Vitacura, Metropolitan Region, hereinafter also referred to jointly with Frutícola Bellavista SpA as the "Sellers"; Three) SAN PEDRO SpA, a company in the line of business of its name, Single Tax Roll number seventy-eight million eighty-three thousand two hundred ninety-six dash seven, represented by Mr. ARNALDO GORZIGLIA CHEVIAKOFF and Mrs. CATALINA WESTON D'ALBUQUERQUE, both already individualized, domiciled for these purposes in this city, Avenida Vitacura number five thousand two hundred fifty, office seven hundred and five, commune of Vitacura, Metropolitan Region, hereinafter also and indistinctly referred to as the "Debtor", the "Debtor", the "Buyer" or the "Mutuaria"; Four) VICTUS CHILE PRIVATE INVESTMENT FUND, SINGLE TAX ROLL NUMBER SEVENTY-SIX MILLION THREE HUNDRED FIFTY-ONE THOUSAND TWO HUNDRED SEVEN DASH K, REPRESENTED, AS WILL BE ACCREDITED, BY SEMBRADOR CAPITAL DE RIESGO S.A., INVESTMENT FUND MANAGEMENT COMPANY, SINGLE TAX ROLL NUMBER NINETY-NINE MILLION FIVE HUNDRED EIGHTY-TWO THOUSAND SIX HUNDRED TWENTY DASH EIGHT, who also appears for himself, represented in turn by Mr. ARNALDO GORZIGLIA CHEVIAKOFF and by Mrs. CATALINA WESTON D'ALBUQUERQUE, both already individualized, all domiciled for these purposes in this city, Avenida Vitacura number five thousand two hundred fifty, office seven hundred five, commune of Vitacura, Metropolitan Region, hereinafter also and indistinctly referred to as "FIP Victus" and "Sembrador Capital", respectively; and

MAGDALENA LATORRE LARRAÍN
INTERIM NOTARY PUBLIC
AV. EL GOLF 99 OF. 101 B, LAS CONDES
225992453
EMAIL: contacto@notarialatorre.cl

Five) PENTA VIDA COMPAÑÍA DE SEGUROS DE VIDA S.A., Sociedad Anónima de Seguros de Vida, Single Tax Roll number ninety-six million eight hundred twelve thousand nine hundred sixty dash zero, represented by PENTA AMH SERVICIOS FINANCIEROS S.A., a public limited company managing agent of endorsable mortgage mutual funds, Single Tax Roll number ninety-six million seven hundred seventy-eight thousand seventy indent seven, who also appears on her own, in her capacity as managing agent of the mutual mortgage that is granted, represented in turn by Mrs. MARÍA DE LOS ÁNGELES GAZMURI MUNITA, Chilean, married and totally separated from property, commercial engineer, identity card number ten million nine hundred fifty-one thousand four hundred seven indent one, and by Mrs. ANA MARÍA SCHEPELER VALENZUELA, Chilean, single, civil engineer, identity card number ten million eight hundred three thousand three hundred fifty-three indent three, all domiciled for these purposes in this city, Hendaya Street number sixty, seventh floor, commune of Las Condes, Metropolitan Region, hereinafter referred to indistinctly as the "Creditor"; all the parties of legal age, who prove their identity with their respective documents and state that they have agreed to the following purchase and sale contract and endorsable mortgage mutual agreement, subject to the provisions of Title V of Decree with Force of Law number two hundred and fifty-one of nineteen hundred and thirty-one and its subsequent amendments, to General Rule number one hundred and thirty-six, issued by the Superintendence of Securities and Insurance, now the Financial Market Commission, on April 4, 2002, to the other pertinent regulatory standards, and to the following stipulations: FIRST: REAL ESTATE AND WATER RIGHTS. One. One. Real estate. Frutícola Pan de Azúcar S.A.

owns the following properties (hereinafter also jointly the "Properties"). /i/ Property consisting of Lot Two dash B dash Four, resulting from the subdivision of the property called "Estancia Martínez", located in the commune of Coquimbo, which, in accordance with its titles and plan added under number three hundred and thirteen, at the end of the Property Registry of the Conservator of Real Estate of Coquimbo of the year nineteen hundred and ninety-four, it has an approximate area of seventeen point seventy hectares and the following special boundaries: TO NORTH: in six hundred and forty-five meters, with Lot Two dash B dash Four dash Three; TO the SOUTH: in six hundred and thirty meters, with Lot Two dash B dash Five; TO the EAST: in two hundred and sixty meters, with the rest of Lot Two dash C and with Lot Two dash D; and WEST: in two hundred and sixty meters, with the rest of Lot Two dash A. The property has been assigned the role of appraisal number one hundred and fifty-six dash thirty-six of the commune of Coquimbo. He acquired it by tradition made by the company Baldessari y Bortolotti Limitada, as stated in the public deed of sale dated November 10, 2011, granted before Mr. Oscar Fernández Mora, Notary Public of the Second Notary of La Serena. The domain in his name is registered on pages ten thousand eight hundred and twenty-six number six thousand four of the Property Registry of the Conservator of Real Estate of Coquimbo corresponding to the year two thousand and eleven. /ii/ Property consisting of Lot Two dash B dash A, resulting from the subdivision of Lot Two dash B, resulting in turn from the subdivision of Lots Two dash A and Two dash B, of Fundo Martínez, sector adjacent to the railway line, in the commune of Coquimbo, in accordance with the subdivision plan added under number one thousand twenty-eight

MAGDALENA LATORRE LARRAÍN
INTERIM NOTARY PUBLIC
AV. EL GOLF 99 OF. 101 B, LAS CONDES
225992453
EMAIL: contacto@notarialatorre.cl

at the end of the Property Registry of the Conservator of Real Estate of Coquimbo corresponding to the year two thousand and twenty, it has an approximate area of one hundred and seven thousand three hundred and eighty-two point ninety-four square meters and the following special boundaries: TO NORTH: In sections of fifty-five point seventy-four meters, ninety-eight point ninety-five meters, fifty-two point seventy meters and seventy-seven point ninety-six meters, with Remainder Lot Two dash B; TO NORTHEAST: In a section of fifteen point ninety-three meters, with the Rest of Lot Two dash B; TO SOUTHEAST: In sections of sixty-one point sixty meters, one hundred and fifty-nine point eighty-seven meters; fifty point ninety-three meters, sixty-eight point fifteen meters, thirty-five point twenty-three meters and fifty-nine point thirty meters, with the rest of Lot Two-B; TO EAST: In two hundred and forty-nine point twenty-one meters, with the rest of Lot Two dash B; TO THE SOUTHWEST: In sections of one hundred and seventy-two point zero zero meters, with Lot Two dash D; and TO WEST: In sections of eighteen point forty-one meters, ninety-nine point eighty-one meters, one hundred and thirty-nine point forty-three meters and one hundred and ninety-seven point ninety-four meters, with the Rest of Lot Two dash B, easement strip. The property has been assigned the role of appraisal number three thousand nine hundred and sixty-six dash three of the commune of Coquimbo. He acquired it by tradition made by the company Movimientos de Tierra Rumo SpA, as stated in the public deed of sale dated May 8, 2020, complemented by the public deed dated May 25, 2020, both granted before Mr. Gonzalo López Ríos, substitute for the Owner Mr. Reinaldo Villalobos Pellegrini, Notary Public of Coquimbo. The domain in his name is registered on pages six thousand four hundred and twenty-five number three thousand seventy of the Property Registry of the Conservator of Real Estate of Coquimbo corresponding to the year two thousand and twenty. /iii/ Property consisting of Lot Two dash C dash One dash B, resulting from the subdivision of Lot Two dash C dash One, and this resulting from the subdivision of Lot Two dash C, located in the commune of Coquimbo, singled out in the subdivision plan approved by the Agricultural and Livestock Service of Chile, according to certificate number IV dash E dash sixty-six, dated July seven of the year two thousand and eleven, which is added at the end of the Property Registry of the Conservator of Real Estate of Coquimbo of the year two thousand eleven under the number two thousand one hundred and sixty. The aforementioned Lot Two dash C dash One dash B, according to the aforementioned plan, has an approximate area of twenty point twenty hectares and the following special boundaries: TO the NORTH: in three hundred and eighty-two point seventy meters, with Lot Two dash C dash One dash A of the same subdivision; TO the NW.: in a curved line composed of segments of seventy-one point eighty meters, one hundred and forty-eight point seventy meters, and one hundred and forty-eight point ten meters, with Lot Two dash C dash One dash C of the same subdivision; WEST: in one hundred and thirteen point twenty meters, with Lot Two dash B dash Four dash One; TO the SOUTH: in five hundred and twenty meters with the rest of Lot Two dash C, today Lot Two dash C dash Two; and TO the EAST: in four hundred and thirty-five point sixty meters with the rest Lot Two dash C, today Lot Two dash C dash A. The property has been assigned the role of appraisal number three thousand one hundred and fifty-six dash seven hundred and forty-six of the commune

MAGDALENA LATORRE LARRAÍN
INTERIM NOTARY PUBLIC
AV. EL GOLF 99 OF. 101 B, LAS CONDES
225992453
EMAIL: contacto@notarialatorre.cl

of Coquimbo. He acquired it by tradition made by the company Baldessari y Bortolotti Limitada, as stated in the public deed of sale dated November 10, 2011, granted before Mr. Oscar Fernández Mora, Notary Public of the Second Notary of La Serena. The domain in his name is registered on pages ten thousand eight hundred and twenty-eight number six thousand five of the Property Registry of the Conservator of Real Estate of Coquimbo corresponding to the year two thousand and eleven. /iv/ Property consisting of Lot Two dash C dash A, resulting from the subdivision of Lot Two C, which resulted from the subdivision of Lot Two C, and this, in turn, resulting from the subdivision of the agricultural property called "Fundo Martínez", located in the commune of Coquimbo, singled out in the subdivision plan approved by the Agricultural and Livestock Service of Chile, according to certificate number IV dash E dash zero seventy-three, dated August 2, 2011, which is added at the end of the Property Registry of the Conservator of Real Estate of Coquimbo of the year two thousand and eleven under number two thousand one hundred and fifty-nine. The aforementioned Lot Two-C-A, according to the aforementioned plan, has an approximate area of sixty point eighty-seven hectares and the following special boundaries: TO the NORTH: in four hundred and four point fifty meters with Lot Two dash C dash B of the same subdivision, and in five hundred and twenty-seven point zero zero meters with Lot Two dash C dash Two; TO THE WEST: in two hundred and ten point zero zero meters with Lot Two dash B dash Four; in three hundred and fifty meters with Lot Two dash C dash Two; and in four hundred and thirty-five meters with Lot Two C dash One, today Lot Two dash C dash One dash B; TO the SOUTH: in ninety-seven point zero zero meters with Lot Two dash C dash Two, and in one thousand meters with Lot Two dash D; and TO EAST: in nine hundred and ninety-five point ten meters, with Lot Two dash D. The property has been assigned the role of appraisal number three thousand one hundred and fifty-six dash seven hundred and forty-nine of the commune of Coquimbo. He acquired it by tradition made by the company Baldessari y Bortolotti Limitada, as stated in the public deed of sale dated November 10, 2011, granted before Mr. Oscar Fernández Mora, Notary Public of the Second Notary of La Serena. The domain in his name is registered on pages ten thousand eight hundred and twenty-four number six thousand three of the Property Registry of the Conservator of Real Estate of Coquimbo corresponding to the year two thousand and eleven. /v/ Lot Two dash D dash Four, resulting from the subdivision of the Rest of Lot Two dash D, resulting from the subdivision of the property individualized as Rest of Lot Number Two dash D, resulting in turn from the subdivision of lot Two, and this in turn, resulting from the subdivision of lot two, which is part of the rest of the agricultural property called Fundo Martínez, of the commune of Coquimbo, according to the subdivision plan added under number nine hundred and ninety-three, at the end of the Property Registry of the Conservator of Real Estate of Coquimbo of the year two thousand and seventeen. Said Lot Two dash D dash Four, has an approximate area of twenty-nine point zero five hectares, and the following special boundaries: TO the NORTH: in section N dash Ñ of ninety-six point four meters, with Rest Lot Two dash B, TO THE SOUTH: in section T dash U of two hundred and seventy-six meters, with strip Road, TO EAST: in section U dash N of two thousand fifty-three point nine meters, with Rest Lot Two indent D, and WEST: in section Ñ indent T of one thousand

MAGDALENA LATORRE LARRAÍN
INTERIM NOTARY PUBLIC
AV. EL GOLF 99 OF. 101 B, LAS CONDES
225992453
EMAIL: contacto@notarialatorre.cl

seven hundred and three point four meters, with Franja Camino. The property has been assigned the role of appraisal number three thousand nine hundred and sixty-six dash five of the commune of Coquimbo. He acquired it by tradition made by Mr. Celeste Baldessari Leita, as stated in the public deed of sale dated August twenty-three of the year two thousand and nineteen, granted before Mr. Rubén Reinoso Herrera, Notary Public Holder of the Fourth Notary of La Serena. The domain in his name is registered on pages twelve thousand eight hundred and seventy-six number six thousand one hundred fifteen of the Property Registry of the Conservator of Real Estate of Coquimbo corresponding to the year two thousand nineteen. Real Estate is understood to include all real estate by adhesion or destination that is part of the Real Estate, including irrigation equipment, constructions, plantations, fences, installations and other improvements incorporated into them. One. Two. Water Rights. Frutícola Pan de Azúcar S.A. is the holder of the following water use rights (hereinafter also jointly the "Water Rights"). /i/ Rights of consumptive use of groundwater for a flow of twenty-five liters per second, of a total flow of thirty-three point seven liters per second, of permanent and continuous exercise, in the commune of Coquimbo. The water will be captured by mechanical elevation, from three wells built inside the property called Retazo number Three of the former Hacienda Tambillos, located approximately twenty-nine kilometers from La Serena, along Route number forty-three. The wells have the following dimensions and are located as follows: CZ well dash Three hundred and twenty-four: It has a depth of forty-nine point six meters and a diameter of ten inches; it is located forty-five meters from the northern boundary of the property, zero point three kilometers east of the Quebrada Las Cardas and one kilometer west of Route number forty-three. A flow rate of seven point five liters per second was granted. CZ Well Dash Three Hundred and Thirty-Seven: It has a depth of forty-six meters and a diameter of ten inches; it is located twenty-five meters from the northern boundary of the property, at zero point six kilometers east of the Quebrada Las Cardas and at zero point six kilometers west of Route forty-three. A flow rate of eight liters per second was granted. Well number Three: It has a depth of thirty-four point nine meters and a diameter of one point five meters; it is located at zero point thirty-nine kilometers west of Route forty-three and at zero point twenty-nine kilometers from the southern boundary of the property. A flow rate of nine point five liters per second was granted. A protection area was established for the wells, which are defined by a circle of two hundred meters radius with a center on the axis of the well. These protected areas do not imply a detriment to the right established in article fifty-six of the Water Code, nor do they alter the situation of pre-existing wells that are included in them, and may not cover more than fifty percent of the surfaces of neighboring properties. By Resolution of the General Directorate of Water of the Region of Coquimbo number nine hundred and forty-two dated July twenty-eight, two thousand eleven, reduced to a public deed on September 8, two thousand and eleven before Mrs. Elena Leyton Carvajal, Notary Public Holder of the Third Notary of La Serena, the change of collection point of the rights of consumptive use of groundwater was authorized, of permanent and continuous exercise, for a total flow of twenty-five liters per second, to a new catchment point located in the Lagunillas aquifer sector, in the Culebrón

MAGDALENA LATORRE LARRAÍN
INTERIM NOTARY PUBLIC
AV. EL GOLF 99 OF. 101 B, LAS CONDES
225992453
EMAIL: contacto@notarialatorre.cl

aquifer script Lagunillas, in the commune of Coquimbo, province of Elqui. The right of use whose point of change of catchment is authorized, was constituted by Resolutions D.G.A. number four hundred and four of nineteen hundred and ninety, belonging to the Lagunillas aquifer sector. The waters will be captured mechanically, from a well, at a point defined by the UTM coordinates North: six million six hundred sixty-six thousand eight hundred and forty-three meters and East: two hundred and eighty-four thousand nine hundred and sixty-seven meters with reference to the South American Provisional Datum of nineteen hundred and fifty-six. The destination well is located inside the property called Lot Two dash A dash Two dash Four, resulting from the subdivision of Lot Two dash A dash Two, which in turn resulted from Lot Two dash A, which was subdivided from the Lo Martínez Estate, belonging to Mr. Luis Sepúlveda Medina, which is registered on pages nine hundred and forty-six number eight hundred and forty-eight. of the Property Registry of the Conservator of Real Estate of Coquimbo of the year nineteen hundred and ninety-six. The property is affected by three easements, one of them indent letter b indent, of passage and occupation, registered on pages four thousand five hundred sixty-seven number one thousand three hundred eighty of the year one thousand nine hundred and ninety-four, in favor of the company Baldessari y Bortolotti Limitada, where said company is authorized to constitute the right of use in its property. The protection area of the well corresponding to the new catchment point is established, which is defined by a circle of two hundred meters in radius, with a center on the axis of the well. He acquired it by tradition made by the company Baldessari y Bortolotti Limitada, as stated in the public deed of sale dated

November 10, 2011, granted before Mr. Oscar Fernández Mora, Notary Public of the Second Notary of La Serena. The domain in his name is registered on pages two hundred and twenty number eighty-two of the Water Property Registry of the Conservator of Real Estate of Coquimbo corresponding to the year two thousand and eleven. In turn, the reduction to a public deed of the resolution that authorized the change of catchment point is registered on pages one hundred and twenty-eight number fifty-one of the Water Property Registry of the Conservator of Real Estate of Coquimbo corresponding to the year two thousand and eleven. /ii/ Right of use of water, which falls on a groundwater well, which is extracted by mechanical elevation from a well located at the UTM coordinate point North six million six hundred sixty-six nine hundred and forty-six M. and East two hundred and eighty-five thousand three hundred and three M., for consumptive use, of permanent and continuous exercise, in an equivalent of thirty liters per second, located in Lot Two B Four Two, of the subdivision of Lot Two B Four, owned by the company Baldessari and Bortolotti Limitada, located in the Pan de Azúcar Sector, commune of Coquimbo, province of Elqui. He acquired it by tradition made by the company Baldessari y Bortolotti Limitada, as stated in the public deed of sale dated November 10, 2011, granted before Mr. Oscar Fernández Mora, Notary Public of the Second Notary of La Serena. The domain in his name is registered on pages two hundred and eighteen number eighty-one of the Water Property Registry of the Conservator of Real Estate of Coquimbo corresponding to the year two thousand and eleven. /iii/ Right to use groundwater, for consumptive use of permanent and continuous exercise, equivalent to a total of five liters per second, which is extracted by mechanical

MAGDALENA LATORRE LARRAÍN
INTERIM NOTARY PUBLIC
AV. EL GOLF 99 OF. 101 B, LAS CONDES
225992453
EMAIL: contacto@notarialatorre.cl

elevation from a well located at a point of coordinates UTM North six million six hundred sixty-six thousand eight hundred and forty-three meters, and East two hundred and eighty-four thousand nine hundred and sixty-seven meters, based on the Datum PSAD nineteen hundred and fifty-six, with a protection radius of two hundred meters, which is located in Lot Two dash B dash Four dash Two, of the subdivision of Lot Two dash B dash Four, located in the sector of Pan de Azúcar, commune of Coquimbo. He acquired it by tradition made by the company Baldessari y Bortolotti Limitada, as stated in the public deed of sale dated October twelfth, two thousand twelve, granted before Mr. Oscar Fernández Mora, Notary Public Holder of the Second Notary of La Serena. The domain in his name is registered on pages two hundred and seventeen, number one hundred and seven, of the Water Property Registry of the Conservator of Real Estate of Coquimbo, corresponding to the year two thousand and twelve. /iv/ Right to use groundwater, equivalent to sixty liters per second, of a flow of sixty-five liters per second, of permanent and continuous exercise, captured from Well One, located inside Lot Number Four, of the subdivision of Fundo El Sauce, located twelve kilometers south of La Serena, on the road to Ovalle, in the commune of Coquimbo. The water will be captured by mechanical elevation from Well One, which is located inside the property, eight hundred meters north of the road to Las Apatitas and five hundred and forty meters west of the boundary with Property Number Three, it has sixty-eight point six meters deep at a yield of sixty-five liters per second. The right of use is of a consumptive nature and the catchment point is located in the Province of Elqui, Region of Coquimbo. He acquired it by tradition made by Mrs. Mary Louise, Mrs. Carolin

Grace, Mrs. Elizabeth Ann, Mr. Michael Barry, all surnamed Mac-Auliffe Illanes, and Mrs. Ana María Illanes Buche, as stated in the public deed of sale dated August 9, 2012, executed before Mrs. Elena Leyton Carvajal, Notary Public of the Third Notary of La Serena. The domain in his name is registered on pages one hundred and forty-two number seventy-four of the Water Property Registry of the Conservator of Real Estate of Coquimbo corresponding to the year two thousand and twelve. /v/ Right of consumptive provisional use of groundwater, of permanent and continuous exercise, for a flow of eleven liters per second, in the commune of Coquimbo, Province of Elqui, Fourth Region of Coquimbo, waters that are captured by mechanical elevation from a well located at a point of the coordinates UTM North six million six hundred sixty-nine thousand seven hundred fifty meters and East two hundred eighty-four thousand two hundred fifty meters according to IGM cartography it scales one to fifty thousand based on the South American Provisional Datum of the year nineteen hundred and fifty-six. He acquired it by tradition made by the company Inversiones Arlequín Limitada, as stated in the public deed of sale dated May 6, 2019, executed before Mrs. Margarita Moreno Zamorano, Acting Notary Public of the Twenty-Seventh Notary of Santiago. One. Three. Provisional Water Law. Frutícola Bellavista SpA is the holder of a provisional, consumptive, groundwater right, of permanent and continuous exercise, for a flow of eighty-two liters per second, Lagunillas sector, Coquimbo commune, Elqui province, Fourth Region of Coquimbo. The water is captured by means of mechanical elevation from a well located in Agricultural Plot number six, of those into which the Estancia or Fundo El Sauce was subdivided, five meters from the eastern boundary and five hundred and thirty

MAGDALENA LATORRE LARRAÍN
INTERIM NOTARY PUBLIC
AV. EL GOLF 99 OF. 101 B, LAS CONDES
225992453
EMAIL: contacto@notarialatorre.cl

meters from the northern boundary; corresponding to UTM coordinates North six million six hundred sixty-seven thousand two hundred and thirty-two meters, and East two hundred and eighty-two thousand six hundred and six meters, according to the IGM cartography scale One: Fifty thousand, based on the South American Provisional Datum of nineteen hundred and fifty-six. It has a protection area of two hundred meters radius with a center on the shaft of the well. The right of use was constituted by resolution of the General Directorate of Water number three of December 6, 2004, reduced to a public deed dated January 9, 2006 granted before the Notary of La Serena Mr. Óscar Fernández Mora. He acquired it by tradition made by Mrs. Anka Luisa Bakulic Fayey, as stated in the public deed of sale dated February 1, 2016, granted before Mr. Miguel Rafael Bauzá Fredes, Notary Public Holder of the Fourth Notary of Coquimbo. The water use right identified above shall be referred to indistinctly as the "Provisional Water Law". SECOND: SALE. By this instrument, Frutícola Pan de Azúcar S.A. and Frutícola Bellavista SpA, through their appearing representatives, sell, assign and transfer to San Pedro SpA, which, through its appearing representative, purchases, accepts and acquires for itself the Real Estate, the Water Rights and the Provisional Water Law individualized in the previous clause. THIRD: PRICE OF THE SALE. Three. One. The purchase price is the amount of one hundred and ninety-six thousand three hundred and twenty-four point fifty-nine Unidades de Fomento in its equivalent in pesos as of today, which the Buyer pays as follows: /i/ With one hundred and seven thousand five hundred ninety-four point nineteen Unidades de Fomento in its equivalent in pesos as of today, paid in cash and in cash to the Sellers to their full and total satisfaction, in the proportion of one hundred and seven thousand five hundred eighty point thirty-four Unidades de Fomento for Frutícola Pan de Azúcar S.A. and thirteen point eighty-five Unidades de Fomento for Frutícola Bellavista SpA; and /ii/ With eighty-eight thousand seven hundred and thirty point four Development Units in their equivalent in pesos as of today, in the proportion of eighty-eight thousand seven hundred and eighteen point ninety-seven Development Units for Frutícola Pan de Azúcar S.A. and eleven point forty-three Development Units for Frutícola Bellavista SpA, that the Buyer pays to the Sellers out of the endorsable mutual mortgage that Penta Vida Compañía de Seguros de Vida S.A. grants to the Buyer for the same amount, in accordance with the provisions of the seventh clause of this instrument, under the conditions and modalities indicated below, which are expressly accepted by the parties. Three. Two. The Selling Parties declare that they have received to their full satisfaction the entire price indicated in number Three. One. and, therefore, declare it fully paid. Consequently, the Buyer and Seller parties expressly waive the resolutory actions that may emanate from this contract, granting each other the broadest, most complete and total settlement, without prejudice to those conditions referred to in numbers Six. Two and Six. Three next. Three. Three. The parties hereby state that, for the sole purpose of the present sale, they have valued the Real Estate, the Water Rights and the Provisional Water Law that are transferred as follows: /i/ eighteen thousand three hundred fifteen point seventy-eight Development Units for Lot Two dash B dash Four individualized in the little romance /i/ of number One. One. of the first clause above; /ii/ twelve thousand seven hundred fifty-four point sixty-two Development Units for Lot

MAGDALENA LATORRE LARRAÍN
INTERIM NOTARY PUBLIC
AV. EL GOLF 99 OF. 101 B, LAS CONDES
225992453
EMAIL: contacto@notarialatorre.cl

Two dash B dash A individualized in the little romance /ii/ of number One. One. of the first clause above; /iii/ twenty-four thousand seventy-eight point eighty-two Development Units for Lot Two dash C dash One dash B individualized in the romanito /iii/ of number One. One. of the first clause above; /iv/ seventy-two thousand five hundred fifty-eight point three Development Units for Lot Two indent C indent A individualized in the little romanito /iv/ of number One. One. of the first clause above; /v/ thirty-four thousand six hundred and twenty-eight comma two Development Units for Lot Two dash D dash Four individualized in the romanito /v/ of number One. One. of the first clause above; /vi/ seven thousand seventy point forty-eight Unidades de Fomento for the rights to use water consisting of twenty-five liters per second individualized in the little rumen /i/ of number One. Two. of the first clause above; /vii/ eight thousand four hundred and eighty-four point fifty-eight Development Units for the rights to use water consisting of thirty liters per second individualized in the little rumen /ii/ of number One. Two. of the first clause above; /viii/ one thousand four hundred and fourteen comma a Unidades de Fomento for the rights to use water consisting of five liters per second individualized in the romanito /iii/ of number One. Two. of the first clause above; /ix/ sixteen thousand nine hundred and sixty-nine point fifteen Development Units for the rights of use of water consisting of sixty liters per second individualized in the romanito /iv/ of number One. Two. of the first clause above; /x/ twenty-five point twenty-eight Development Units for the provisional water use rights consisting of eleven liters per second individualized in the little rump /v/ of the number One. Two. of the first clause above; and /xi/ twenty-five point twenty-eight Unidades de Fomento para el Derecho de Aguas Provisional consisting of eighty-two liters per second individualized in number One. Three. of the first clause above. FOURTH: MATERIAL DELIVERY OF WHAT HAS BEEN SOLD. The material delivery of what is sold takes place in this act, to the satisfaction of the Buyer. Frutícola Pan de Azúcar S.A. declares that there are no workers or other persons working in the properties sold. Furthermore, Frutícola Pan de Azúcar S.A. undertakes to hold the Buyer harmless from any claim, indemnity, sanction or fine that may affect it due to the employment relationship that united or unites Frutícola Pan de Azúcar S.A. with the workers who work or worked in the Properties sold, or due to the termination of their contracts. being obliged to reimburse the Buyer for any payment that the latter must make for the aforementioned concepts. FIFTH: CONDITIONS OF SALE. Real Estate, Water Rights and Provisional Water Rights are sold as a certain species or body, with all their rights, existing or eventual, their uses, customs and their active and passive easements, in the state in which they are at present, free of all debt, liens, mortgages, prohibitions, embargoes, litigation, declaration of family property, precautionary measures, and of any preemptive right of third parties or of any other act or contract, whether or not it contains suspensive and/or resolutory conditions, or any other limitation to the domain that prevents its free and unconditional assignment or transfer to the Buyer, or that may limit or prevent its full use and enjoyment and its free disposal, except for the following encumbrances and prohibitions: (a) prohibition of change of land use registered on pages four thousand four hundred and eighty-two number one

MAGDALENA LATORRE LARRAÍN
INTERIM NOTARY PUBLIC
AV. EL GOLF 99 OF. 101 B, LAS CONDES
225992453
EMAIL: contacto@notarialatorre.cl

thousand six hundred thirteen in the Registry of Prohibitions and Interdictions corresponding to the year nineteen hundred and ninety-six; (b) prohibition of change of land use registered on pages five thousand eighty number two thousand five hundred forty-seven in the Registry of Prohibitions and Interdictions corresponding to the year two thousand and twenty; (c) prohibition of change of land use registered on pages six thousand seven hundred and forty-four number three thousand nine hundred fifty-nine in the Registry of Prohibitions and Interdictions corresponding to the year two thousand and eleven; (d) prohibition of change of land use registered on pages six thousand seven hundred and forty-two number three thousand nine hundred fifty-eight in the Registry of Prohibitions and Interdictions corresponding to the year two thousand and eleven; (e) easement registered on pages three hundred and two number one hundred and forty in the Registry of Mortgages and Encumbrances corresponding to the year two thousand fourteen; (f) easement registered on pages ten thousand six hundred ninety number four thousand two hundred and forty-six in the Registry of Mortgages and Encumbrances corresponding to the year two thousand and twenty-one; (g) prohibition of change of land use registered on pages eight thousand five hundred eighty-six number four thousand three hundred four in the Registry of Prohibitions and Interdictions corresponding to the year two thousand nineteen; all of the above of the Conservator of Real Estate of Coquimbo, and (h) unregistered easements constituted in favor of Agrícola Sol de Victoria SpA, by means of a public deed executed on May tenth, two thousand and twenty-two, before Mr. Gonzalo López Ríos, Alternate Notary Public of the Holder of the Notary Public of Coquimbo, Mr. Reinaldo Villalobos

Pellegrini, under the repertoire number one thousand two hundred and thirty-three, dash two thousand and twenty-two; the Sellers will be responsible for the sanitation and eviction in accordance with the law. SIXTH: MUTUAL. Six. One. By this act, Penta Vida Compañía de Seguros de Vida S.A., represented in the manner indicated in the appearance, lends and delivers to the Mutual Society, which declares to receive to its entire satisfaction, granting the respective cancellation, the amount of eighty-eight thousand seven hundred and thirty point forty Unidades de Fomento, in its equivalent in pesos legal currency on this date, who will allocate it in its entirety to the payment of the purchase price indicated in the third clause above. Six. Two. This mutual agreement is subject to the resolutory condition consisting of that, within a period of one hundred and twenty days from the date of this instrument, the mortgages and prohibitions that are hereby constituted in favor of the Creditor as the only encumbrances or limitations to the ownership of the Real Estate are not registered. the Water Rights and the Provisional Water Law singled out in the first clause, in the Registers of Mortgages and Encumbrances, in the Registers of Mortgages and Water Liens, in the Registers of Interdictions and Prohibitions of Alienation of Water and in the Registers of Interdictions and Prohibitions of Alienation of Waters, as the case may be, with the sole exception of those individualized in the fifth clause above. Six. Three. In the event that the aforementioned resolutory condition is met, that is, that within a period of one hundred and twenty days from the date of this instrument, the first mortgages and prohibitions that are hereby constituted in favor of the Creditor have not been registered in all the pertinent

MAGDALENA LATORRE LARRAÍN
INTERIM NOTARY PUBLIC
AV. EL GOLF 99 OF. 101 B, LAS CONDES
225992453
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conservatory registries, as the only encumbrances or limitations on the ownership of the Real Estate, the Water Rights and the Provisional Water Law, singled out in the first clause, with the sole exception of those indicated in the fifth clause above; This contract will be terminated ipso-facto and by operation of law, without the need for a judicial or extrajudicial declaration, requirement, communication or act of any nature and without liability for the parties. SEVENTH: TIME AND FORM OF PAYMENT OF THE MUTUAL FUND. Seven. One. The Mutual Society, duly represented by its representatives, undertakes to pay to the order of Penta Vida Compañía de Seguros de Vida S.A. the aforementioned amount of eighty-eight thousand seven hundred and thirty point forty Unidades de Fomento, plus the interest indicated below, within a period of one hundred and twenty months, counted from the date of this contract, by means of one hundred and fifteen monthly, advance and successive dividends. The collection of the aforementioned dividends will be carried out by Penta AMH Servicios Financieros S.A., to whom Penta Vida Compañía de Seguros de Vida S.A. has entrusted the administration of the mutual fund that is granted, or by whoever succeeds him in said administration. The monthly dividends will be: /i/ the first dividend, amounting to two thousand four hundred and forty-one point five hundred ninety-four thousand four hundred and seventeen Unidades de Fomento, which includes the interest accrued from this date until the first day of the seventh month following that of this contract; /ii/ from dividend number two to number one hundred and fourteen, both inclusive, equivalent to four hundred and seventeen point eight hundred and thirty-one thousand four hundred and fifty-four Development Units each, which correspond exclusively to interest amortization; and /iii/ the last, equivalent to eighty-nine thousand one hundred and forty-eight point two hundred and thirty-one thousand four hundred and fifty-four Development Units, which shall correspond to the amortization of interest and capital. The aforementioned dividends will include the amortization and/or interest indicated in each case in the development table that is protocolized together with this public deed as "Annex I", with this same date and in this same Notary's Office, under the repertoire number [*]. The compound interest rate, real annual interest that accrues the present mutual will be five point eight percent. Dividends shall be paid monthly and in advance, within the first ten days of each month, and the first dividend shall be paid within the first ten days of April  of the year two thousand and twenty-six. Notwithstanding the foregoing, the fee to be paid by the Mutual Society shall include, in addition to the monthly dividend, the premiums corresponding to the fire insurance and its additional seismic insurance, as well as that of any other additional premiums that the Financial Market Commission determines, as of the date of this contract, in the event that the contracting of the same insurance and the payment of the respective premiums are made by the Creditor. The monthly dividend to be paid is obtained by multiplying the amount of the debt referred to above, expressed in Development Units, that is, eighty-eight thousand seven hundred and thirty point forty Development Units, by the factors that correspond to each of the one hundred and fifteen dividends, as of dividend number one, contained in the following development tables prepared for these purposes by Penta AMH Servicios Financieros S.A., in the representation that appears, /i/ in that prepared by way of example for a loan or obligation

MAGDALENA LATORRE LARRAÍN
INTERIM NOTARY PUBLIC
AV. EL GOLF 99 OF. 101 B, LAS CONDES
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of a Development Unit; and /ii/ in that prepared in accordance with the mutual agreement granted by this instrument, those that the Mutual Society declares to be aware of and accept, and which are protocolized together with this public deed, on this same date and in this same Notary's Office, under the repertoire number [*], both tables together as Annex I. The parties expressly state that the aforementioned tables are an integral part of this deed for all legal and contractual purposes that may be applicable. It is expressly stipulated that all the obligations arising from this contract for the Mutual Society will be indivisible for all legal purposes. Seven. Two. Dividends must be paid in cash and in pesos according to the value of the Unidad de Fomento on the date of effective payment. If, for any reason, the readjustment mechanism based on the Unidad de Fomento is repealed, its calculation formula is eliminated or modified, or any alteration to said readjustment unit is established, Penta Vida Compañía de Seguros de Vida S.A. or whoever is the holder of the mutual fund on that date, may choose to apply as a substitute regime the Consumer Price Index determined by the National Institute of Statistics and Census or the agency that replaces or takes its place, in terms that the outstanding dividends will be readjusted in the same percentage to the variation experienced by the aforementioned Consumer Price Index, for the period between the previous calendar month corresponding to the last one in force of the Unidad de Fomento and the calendar month prior to the one in which the respective dividend payment is due. Notwithstanding the foregoing, in the event of simple delay and/or default, the dividend shall accrue from the day following the expiration of the term for its payment, a penal interest equal to the maximum that the law allows to stipulate for this type of credit operations of money in adjustable national currency. In the event of simple delay and/or delay in the performance of its obligations arising from this contract, the Mutual Society will pay the same maximum interest indicated above on all the sums that Penta Vida Compañía de Seguros de Vida S.A. or whoever is the holder of the mutual fund on that date, has disbursed to make effective the obligations arising from this contract or for the due protection of its guarantees. as well as for the sums that it advances for insurance premiums, real estate taxes that are levied on the Real Estate that is mortgaged, as well as for any sum that the Creditor has to disburse on the occasion of this loan. Seven. Three. Penta Vida Compañía de Seguros de Vida S.A., acting through the managing agent of the mutual mortgage granted by Penta AMH Servicios Financieros S.A. or whoever succeeds him in that capacity, will grant a receipt for the payment of the dividends, indicating separately the amounts corresponding to the amortization of capital, interest and other concepts authorized by the Financial Market Commission. Seven. Four. The payments and other operations to which this instrument gives rise shall be made at the offices of the Creditor indicated in the appearance, by deposit in a Current Account, electronic transfer and/or through the means of payment that the Creditor duly informs the Mutual Society, or at the place that the Creditor opportunely communicates to the Debtor by registered letter. addressed to the address registered with the administrative agent of the mutual fund, no less than sixty days before it begins to apply. The new place of payment will be located within the city of Santiago, unless otherwise agreed in writing between the parties. EIGHTH: ENDORSEMENT. The parties

MAGDALENA LATORRE LARRAÍN
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AV. EL GOLF 99 OF. 101 B, LAS CONDES
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expressly state that the loan or credit granted in this instrument by the Creditor to the Mutual Society is to order and therefore transferable by endorsement, in accordance with the provisions of Decree with Force of Law number two hundred and fifty-one of nineteen hundred and thirty-one and its subsequent amendments and General Rule number one hundred and thirty-six, issued by the Superintendence of Securities and Insurance, today the Financial Market Commission, on April 4, 2002 and, in this sense and in compliance with those provisions, the Notary who authorizes this deed will grant only an authorized endorsable copy of it, which will be delivered to Penta Vida Compañía de Seguros de Vida S.A. The endorsement must be in writing, placed either below, in the margin or on the back of the authorized copy of this deed. Such endorsement must bear the indication of the full names and surnames or company name of the assignee or endorsee, its domicile, its date and the signature of the assignor. It is expressly stated that the endorsee or assignee may, in turn, endorse this credit again in compliance with the formalities already mentioned, this credit being equally susceptible to future similar endorsements. Credits may only be transferred in their entirety, and may not be partially assigned, nor may they be shared. The endorsement will always be without liability for the assignor, who is only responsible for the existence of the credit. The assignment or endorsement shall include, by that fact alone, the transfer of the guarantees, rights and privileges that access said credit in favor of the assigning creditor, the endorsement being noted in the margin of the pertinent mortgage registration of the property that is delivered as collateral. Likewise, it is agreed that the assignment or endorsement will mean that the administration of this mutual agreement and the collection of the corresponding dividends will be carried out by the assignee creditor, or whoever he designates, if applicable. NINTH: REQUIREMENTS AND CONDITIONS FOR THE ADVANCE PAYMENT OF THE MUTUAL FUND. Nine. One. Voluntary Prepayments. As of the thirty-sixth month from this date, the Mutual Society will have the right to pay in advance the entire balance due of the mutual fund, having to pay interest accrued up to the date of effective payment, plus a prepayment fee, the amount of which will be the equivalent in pesos to the value of six months of interest calculated on the capital that is prepaid. as indicated in the aforementioned Annex I. Nine. Two. Without prejudice to the specific provisions of the law in the case of guarantees associated with mortgage loans, in order for the Debtor to terminate this contract early, it must pay in full the balance of the mutual fund due on the respective date, as well as the other amounts derived therefrom, including the corresponding interest and the corresponding prepayment commission. as indicated in the preceding paragraphs. The Creditor may not delay its termination, it being understood that there will be a delay if any unjustified delay of more than ten working days is verified, counted from the date of payment of any amount owed to the Creditor by the Debtor. In the cases indicated in paragraph Nine. One. above, the Debtor must notify the Creditor of its intention to pay part or all of the balance of the mutual fund in advance, at least sixty days prior to the date on which it wishes to make such payment. Nine. Three. Penta AMH Servicios Financieros S.A., as administrator of the mutual fund, or whoever succeeds it in said administration, may reject any advance payment that does not

MAGDALENA LATORRE LARRAÍN
INTERIM NOTARY PUBLIC
AV. EL GOLF 99 OF. 101 B, LAS CONDES
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comply with the conditions indicated in the preceding paragraphs. In the case of advance payments, they shall be made in current currency and for the equivalent in pesos of the value of the Unidad de Fomento on the date of the actual payment. By virtue of partial advance payments, the value of the monthly dividends subsequent to it will be reduced proportionally, without altering the residual term of the debt. The Debtor's request for advance payment must be submitted in writing to the Creditor, who will issue, within five business days from the date of said request, a settlement of the debt indicating the exact amount to be paid for the early termination of the current credit. Nine. Four. The Parties place on record that on this same date and in this same notary's office, under repertoires numbers ___________________ and ___________________, they additionally entered into two endorsable mutual mortgage contracts, hereinafter referred to jointly with this contract, as the "Three Endorsable Mutual Mortgages", through which the real estate and water use rights were duly mortgaged individualized in the first clause of each of them. In view of the foregoing, the Parties agree that the Mutual Society may, in compliance with the requirements and conditions established in the respective contracts, simultaneously exercise the right of advance payment for the total balance owed under the Three Endorsable Mortgage Mutual Funds, which will not require the prior approval of Penta Vida Compañía de Seguros de Vida S.A. However, in the event of exercising the right to advance payment for the total balance owed under one or two of the Three Endorsable Mortgage Mutual Funds, the Mutual Fund will require the prior approval of Penta Vida Compañía de Seguros de Vida S.A. This approval will be subject to the reevaluation of the credit with respect to the mutual mortgages that are not prepaid and their corresponding guarantee by Penta Vida Compañía de Seguros de Vida S.A., the Creditor being able to request new appraisals of the Real Estate and Water Rights at the cost of the Mutual Society and refuse the prepayment and the corresponding lifting without stating cause. Nine. Five. Mandatory prepayments (Cash Sweep). Nine. Five. One. Without prejudice to the Mutual's power to make voluntary advance payments in accordance with the provisions of this clause, the Mutual Society undertakes, as of the year two thousand and twenty-seven, to allocate the excess cash flow generated in its operation to pay in advance the balance due from the mutual funds, in the manner and under the conditions indicated below. Nine. Five. Two. On an annual basis, during the first five days of the month of March, the Mutual Society will be obliged to provide the Creditor with an Excel spreadsheet in which the "Net Surplus Flows" of the immediately preceding agricultural season will be determined, as defined in the document that is protocolized together with this public deed as "Annex II", with this same date and in this same Notary. under the repertoire number [*], accompanying all the supporting documentation necessary to corroborate the information contained in said form and any other documentation that the Creditor additionally requires, such as accounting books and audited financial statements. Nine. Five. Three. The Mutual Society must allocate all the Surplus Net Flows to the prepayment of the Three Endorsable Mortgage Mutual Funds up to the limit of twenty percent of the capital initially owed under them. By virtue of the foregoing, each annual mandatory prepayment made with Surplus Net Flows may not exceed twenty percent of the total

MAGDALENA LATORRE LARRAÍN
INTERIM NOTARY PUBLIC
AV. EL GOLF 99 OF. 101 B, LAS CONDES
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initial capital of the Three Endorsable Mortgage Mutual Funds, as defined in number Nine. Four. precedent. Therefore, in the event that the Mutual Society wishes to allocate an additional amount to twenty percent of the capital initially owed for prepayment, it will be considered a voluntary prepayment, and the requirements and obligations established in number Nine must be fulfilled for this purpose. One. previous. Nine. Five. Four. The Mutual Society may allocate each annual mandatory prepayment made with Surplus Net Flows to one or more of the Three Endorsable Mortgage Mutual Funds of its choice, and must communicate such decision to the Creditor at least thirty days prior to the effective payment date. However, after receiving such communication, Penta Vida Compañía de Seguros de Vida S.A. may refuse the destination proposed by the Mutual Society if on the occasion of the same the debt related to one or two of the Three Endorsable Mortgage Mutual Funds may be extinguished. Nine. Five. Five. During the first five days of April of each year and after the Creditor has expressed its agreement with the determination of the Net Surplus Flows for the respective season, the Mutual Society will pay the Net Surplus Flows to the Creditor in the manner provided in number Seven. Four. of the seventh clause above. Nine. Five. Six. In the event that the Creditor objects to the determination of the Net Surplus Flows and this has not been corrected by the first day of the current April, the Mutual Society must pay the undisputed part of the Net Surplus Flows. Likewise, Penta Vida will be empowered to request the disclosure of all the accounting books and records kept by the Mutual Society. If the Creditor detects that the documentation provided is erroneous or incomplete, the Mutual Society will be considered to have committed a serious breach of the obligations imposed by this mutual agreement, and the Creditor will be entitled to exercise the rights conferred on it in number Twelve. One. of the twelfth clause below. Nine. Five. Seven. Once the objections to the determination of the Net Surplus Cash Flows have been resolved to the satisfaction of both parties, if any, the Mutual Society shall pay the Creditor the corresponding difference within the following ten calendar days. Nine. Six. Mandatory prepayments due to debt-guarantee ratio. Nine Six. One. The Debtor authorizes the Creditor to contract, every two years or when it deems appropriate, a new appraisal of the economic unit composed of the Properties, the Water Rights and the other assets and constructions that are in the Properties intended for its agricultural exploitation and is obliged to accept the determination made in this regard by the appraiser. Nine. Six. Two. If, during the term of this mutual agreement, the unpaid balance is greater than sixty percent of the commercial value of the Real Estate and Water Rights, considering plantations, constructions, installations or other assets other than those indicated existing in the Properties that are considered in the new appraisal carried out, the Debtor will be obliged to make a partial prepayment for the amount necessary for the unpaid balance of the mutual agreement to be equal to or less than sixty percent of the property. percent of the value of the assets indicated by the aforementioned new appraisal. Nine. Six. Three. Likewise, if during the term of this mutual agreement, the unpaid balance is greater than eighty percent of the commercial value of the Real Estate and Water Rights, without considering plantations, constructions, installations or other assets other than those indicated, according to the

MAGDALENA LATORRE LARRAÍN
INTERIM NOTARY PUBLIC
AV. EL GOLF 99 OF. 101 B, LAS CONDES
225992453
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new appraisal made, the Debtor will be obliged to make a partial prepayment for the amount necessary so that the unpaid balance of the mutual fund is equal to or less than eighty percent of the value of the Real Estate and the Water Rights indicated by the aforementioned new appraisal. Nine. Six. Four. The mandatory prepayments established in numbers Nine. Six. Two. and Nine. Six. Three. precedents must be made in the manner provided in number Seven. Four. of the seventh clause of this instrument, and within a period of fifteen days from the time it is requested by the Creditor. Nine. Seven. If the Mutual Society fails to comply with its obligation to make the mandatory prepayments referred to in this clause within the periods stipulated for this purpose, it will be considered that it has committed a serious breach of the obligations imposed by this instrument, entitlement to the Creditor to exercise the rights conferred on it in number Twelve. One. of the twelfth clause below. Nine. Eight. The Debtor shall be responsible for the costs associated with the procedure for determining the Net Surplus Flows, appraisals and, in general, all operational expenses related to the analyses necessary for the determination of the debt-collateral ratio and the obligation or appropriateness to make mandatory or voluntary prepayments, as applicable, in accordance with the provisions of this clause. TENTH: MORTGAGE AND PROHIBITIONS. Ten. One. In order to guarantee the exact, complete and timely fulfilment of each and every one of the obligations arising from this instrument for the Mutual Society, including the full payment of the principal, interest, readjustments and fines, as well as the reimbursement of collection and other expenses incurred, it constitutes the first mortgage in favour of Penta Vida Compañía de Seguros de Vida

S.A. on the Real Estate and Water Rights individualised in the first clause. The above mortgage includes all real estate that by adhesion or destination belongs or is deemed to belong to the Real Estate, its natural and civil fruits, increases and useful, necessary or voluntary improvements. It is expressly stated that, in accordance with the provisions of article one hundred and ten of the Water Code, the mortgage of the rights of use of provisional waters individualized in the romanito /v/ of number One. Two. and number One. Three. of the first clause must be registered together with the mortgage of each of the Properties in the respective Registry of Mortgages and Encumbrances, as it is an unregistered right of use. Ten. Two. Likewise, in this act and by this instrument, the Debtor undertakes not to alienate or promise the alienation by sale or any transferable title of ownership, encumber in any way, constitute real or personal rights of any nature in favor of third parties, subdivide, demolish in whole or in part the Properties or existing constructions or those that are built on them, carry out any transformation or alteration to the Real Estate and/or Water Rights, nor lease or sublease the Real Estate and/or Water Rights in whole or in part by public deed, or allow their lease or sublease; without the prior written consent of an authorized representative of the Creditor, until the full payment of the mutual object of this instrument, including readjustments, interest and fines, all prohibitions that must be registered in the corresponding registry together with the mortgages that are constituted by this instrument. Likewise, it is prohibited for the Debtor to carry out or authorize third parties to carry out any kind of mining exploration or exploitation work in the Real Estate. Ten. Three.

MAGDALENA LATORRE LARRAÍN
INTERIM NOTARY PUBLIC
AV. EL GOLF 99 OF. 101 B, LAS CONDES
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Penta Vida Compañía de Seguros de Vida S.A., represented in the manner indicated in the appearance, expressly accepts the constitution of the mortgage and the prohibitions in its favor referred to in the preceding paragraphs. Ten. Four. The Mutual Society is obliged to keep up to date the payment of the land tax, municipal rights, patents, and other taxes or levies of the Properties, as well as the association fees of canals or communities of water and patents that may be levied on the Water Rights. If it does not do so, the Mutual Society authorises the Creditor to pay them on behalf of the Mutual Society. ELEVENTH: INSURANCE. Eleven. One. During the entire period of validity of the mutual agreement and until the full payment of any sum owed to the Creditor by virtue of it, the Properties, the properties by adhesion and the properties by destination must be insured against all normal and insurable risks that may affect them, including the risks of fire with additional earthquakes, acts of nature, terrorist and/or malicious acts, explosion and other additional clauses of the fire policy. Eleven. Two. The insurance must be contracted, renewed and maintained by the Debtor in any of the national insurance companies with a risk rating of at least A+ made by a rating company approved by the Financial Market Commission, for a sum sufficient for the Properties to remain fully insured at all times in accordance with their commercial value, deducting the value of the land. The beneficiary of the insurance must be the Creditor. The insurance policies contracted by the Debtor may be analyzed for their conformity by an external advisor chosen by Penta AMH Servicios Financieros S.A. in its capacity as managing agent of the mutual fund or the assignee of the mutual fund. The aforementioned advice must determine whether the policy adequately guarantees the interests of the Creditor in the event that a loss covered by the coverage of the policy(s) contracted actually occurs. If the policies are rejected, they must be corrected and made available again for the analysis of the aforementioned external advice, and if after this second review they are rejected again, Penta AMH Servicios Financieros S.A., in its capacity as managing agent of the mutual fund or the assignee of the credit, as the case may be, may directly contract the insurance at the expense of the Debtor. who must reimburse the sums paid for these concepts plus the maximum conventional interest that governs at the time of payment, together with the payment of the dividends of the mutual fund. The Debtor states that the external advice that analyzes the insurance policies is an additional service that it freely accepts from now on. Likewise, the Debtor in the corresponding policies must authorize Penta AMH Servicios Financieros S.A. in its capacity as managing agent of the mutual fund or the assignee of the credit so that it, at its discretion, appoints an insurance broker, who will have the power to audit and control compliance with the terms and conditions of the policies contracted. such as its validity, its maturities, payment statuses, among other stipulations of interest for the Creditor. Furthermore, both parties understand and accept that Penta AMH Servicios Financieros S.A., in its capacity as managing agent of the mutual fund or the assignee of the credit, may, at any time during the term of this contract, request an insurance company to inspect the mortgaged properties as well as replace the insurance broker indicated above. Eleven. Three. In the event that the Debtor does not take out the insurance referred to in the preceding paragraphs, which shall be considered a

MAGDALENA LATORRE LARRAÍN
INTERIM NOTARY PUBLIC
AV. EL GOLF 99 OF. 101 B, LAS CONDES
225992453
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serious breach of the obligations imposed on the Debtor by this contract, Penta AMH Servicios Financieros S.A. may do so in its capacity as managing agent of the mutual fund or the assignee of the credit, at the cost and expense of the Debtor. who will have the right to collect the value of the premiums paid together with the future dividends not earned, plus the maximum interest that the law allows to stipulate. No liability of any nature shall arise for the Creditor, nor may it be understood that it waives any right in accordance with this contract or the law, in the event of not proceeding to take out the aforementioned insurance in the manner established in this instrument, nor for claims that for any reason are not duly covered or insured. Furthermore, the Debtor releases the Creditor and Penta AMH Servicios Financieros S.A. from all liability in its capacity as managing agent of the mutual fund or the assignee of the credit for the quality and coverage of the insurance contracted, whatever the cause that has caused its contracting. Thus, claims or securities not covered by the policies contracted by Penta AMH Servicios Financieros S.A. in its capacity as managing agent of the mutual fund or the assignee of the credit, must in all cases be borne by the Debtor. Eleven. Four. In accordance with the provisions of articles five hundred sixteen and five hundred eighteen of the Commercial Code, in the particular conditions of the insurance policies indicated in the preceding paragraphs, the quality of the insurance taken by the Creditor, Penta AMH Servicios Financieros S.A. and the Debtor must be expressly recorded. Eleven. Five. The insurance premiums must be paid in advance annually and in a timely manner by the Debtor in cash, and the Debtor must send to Penta AMH Servicios Financieros S.A., in its capacity as managing agent of the mutual fund, a copy of the proof of payment, within ten calendar days from the due date of the respective payment. Eleven. Six. In the policies of all insurance policies contracted by virtue of this contract, it must be stated that the Debtor may not modify, cancel or render ineffective the policies, without the express consent of Penta AMH Servicios Financieros S.A. in its capacity as managing agent of the mutual fund. The insurance policies contracted, reviewed and once approved by Penta AMH Servicios Financieros S.A. must be maintained under substantially similar terms throughout the term of this contract. The Debtor shall deliver the policies issued by the insurance company with which such policies are contracted to Penta AMH Servicios Financieros S.A., within fifteen calendar days from their granting, as well as within the same period from the date of each of the extensions, modifications and renewals of said insurance contracts. In the event of non-compliance with this obligation, Penta AMH Servicios Financieros S.A., in its capacity as managing agent of the mutual fund, may take out such insurance, charging the Debtor the sums paid for this item, plus the maximum interest that the law allows to stipulate, together with the dividends of the mutual fund. If a claim occurs and the insurer refuses to pay compensation to Penta AMH Servicios Financieros S.A., the latter shall be entitled to exercise any of the options indicated in clause twelfth of this instrument. Eleven. Seven. The Debtor must comply with all the obligations and burdens imposed on it by law and the insurance policies contracted, taking care to avoid that, due to any fact, act or omission on its part, its resolution, nullity or expiration may occur. If the insurance is contracted with a deductible or deductible,

MAGDALENA LATORRE LARRAÍN
INTERIM NOTARY PUBLIC
AV. EL GOLF 99 OF. 101 B, LAS CONDES
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the damages that the insurer does not compensate for this reason will be covered by the Debtor. The Debtor must immediately inform Penta AMH Servicios Financieros S.A., in its capacity as managing agent of the mutual fund, of the loss that has affected any of the Properties, regardless of the damage or loss it has suffered and whether or not it is covered by insurance, indicating the date and circumstances of the claim, as well as the nature and estimated amount of the damages. When, as a result of a loss, the Real Estate or Properties experience damage that does not exceed three quarters of its value, that is, partial losses or damages, the Debtor, in addition to continuing to pay the dividends of the mutual object of this instrument, must proceed to repair the damages with its own resources. Once the insurer has compensated Penta AMH Servicios Financieros S.A. in its capacity as managing agent of the mutual fund or the Creditor, as beneficiary of the insurance, and once the Debtor has made the repairs to the Property(s) in full compliance with Penta AMH Servicios Financieros S.A., the Debtor will be entitled to have the amount of the compensation assigned to her. If the indemnity paid by the insurer is less than the cost of repairing the Property(s), the Debtor shall bear exclusively the difference between the value of such repairs and the amount effectively compensated. If the loss causes a total loss or damage, that is, that exceeds three quarters of the value of the Real Estate or Properties, the Debtor may, at its discretion, choose to avail itself of the agreed regulation in the event of partial loss in the event that it is possible to replace the Immovable Property or Properties in full, or to pay in advance the balance of the mutual fund and any sum derived from it. in accordance with the provisions of clause nine of this contract. The Debtor must pay the balance of the mutual fund in advance within sixty calendar days from the date on which Penta AMH Servicios Financieros S.A. informs it that the insurer has made a decision regarding the payment of the insurance indemnity, either approving or rejecting it, being obliged to continue paying the dividends until the full balance owed by the mutual fund is effectively paid. At the time of advance payment of the balance of the mutual fund, Penta AMH Servicios Financieros S.A. will assign to the Debtor the compensation made available by the insurer, or, where appropriate, will assign its rights to claim compensation for the loss. Eleven. Eight. The Debtor may insure the Properties, at its own expense and cost, against any other risk. Eleven. Nine. The obligation of the Debtor to reimburse the Creditor the amounts that the Creditor disburses for any of the concepts mentioned in this clause, are also guaranteed by the mortgage constituted in this instrument. Eleven. Ten. The Debtor expressly declares to know: (a) That it may take out the insurance provided for in this clause on its own, directly from any insurance company that meets the aforementioned requirements or through any insurance broker in the country; (b) That in view of the Creditor's interest in maintaining the value of the Real Estate as a mortgage guarantee, in the event that the insurance indicated in this clause has been contracted by the Creditor as beneficiary of them, either through collective or individual policies and by virtue of the mandate conferred for that purpose, the Debtor may in no case terminate early the insurance that is in force, the prior written consent of the Creditor is always required, either for the early termination of the insurance taken out by the latter, or to

MAGDALENA LATORRE LARRAÍN
INTERIM NOTARY PUBLIC
AV. EL GOLF 99 OF. 101 B, LAS CONDES
225992453
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replace them with others, which must always comply with the requirements indicated in this clause; and (c) That the insurance coverage mentioned in this clause is generally annual, which is why the values of the premiums may vary during the duration of the mutual agreement. ELEVENTH BIS: OBLIGATIONS OF THE DEBTOR WITH RESPECT TO THE RIGHTS OF USE OF WATER. Eleven. Encore. One. The Parties declare that, currently, the right to use water individualized in the romanito /iv/ of paragraph One. Two. of the first clause above, for a flow of sixty liters per second, is in the process of changing the collection point to the deep well located at the coordinates UTM (m) North: six million six hundred sixty-eight thousand seven hundred seventeen and East: two hundred and eighty-four thousand three hundred ninety-one, referring to the Datum WGS eighty-four, Nineteenth Zone, which is located outside the Buildings, without there being aqueduct, transit, electrical and occupation easements validly constituted in favor of the Properties that allow the water extracted from said well to be conducted along the entire route to the Buildings, access to the properties serving for the operation of the well and the maintenance and repair of the aqueducts, transmit and provide electrical energy to the pump and other equipment that allow the elevation and impulsion of the water from the well, and occupy the piece of land on which the well is located to carry out the works and installations necessary for its optimal operation and ensure that the owner of the property on which the well is located does not hinder it. By virtue of the foregoing, the Debtor assumes in favor of the Creditor the obligations established in this clause in order to correct the situation described in this section. Eleven. Encore. Two. The Debtor undertakes in favor of the Creditor to, within a period of one year from this date, obtain the constitution of the following easements: (a) Aqueduct easements that allow the water extracted from the well identified in the preceding paragraph to be conducted along the entire route to the Buildings, by means of aqueducts that are of sufficient dimensions to conduct the entire ascending flow at sixty liters per second; (b) Transit easements that allow access to the affected properties with the aqueduct easements constituted in accordance with letter (a) above, for the purpose of carrying out the installation, maintenance, cleaning, repair and improvement of the aqueducts; (c) Easement of occupation with respect to the piece of land on which the well identified in the preceding paragraph is located, by which the servant property is subject to the obligation to refrain from carrying out any action that could disturb in any way, hinder or impede the use of the well and the dominant property is authorized to carry out the works and installations that guarantee its optimal operation; (d) Easements of transit that allow free access to the property in which the well identified in the preceding paragraph is located for the purpose of operating, maintaining and improving the well; and (e) Electrical easement that allows the use of currently existing power lines or, failing that, the installation of an electric line that allows the pumps and other equipment necessary for the elevation and impulsion of water to be provided with electrical energy of the well individualized in the preceding paragraph. This obligation will be understood to be fulfilled once they show the Creditor the authorized copies that prove that all the easements have been granted by public deed and registered in the Registry of Mortgages and Encumbrances of the competent Real Estate Conservator. Eleven.

MAGDALENA LATORRE LARRAÍN
INTERIM NOTARY PUBLIC
AV. EL GOLF 99 OF. 101 B, LAS CONDES
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EMAIL: contacto@notarialatorre.cl

Encore. Three. If within a period of one year from this date, the easements are not granted under the terms established in number Eleven. Encore. Two. above, the Debtor undertakes in favor of the Creditor to explore and drill one or more deep wells within the Properties and enable them, in order to transfer the Provisional Water Right individualized in number One. Three. of the first clause above, for a flow of at least eighty-two liters per second, for which purpose the Debtor undertakes to request and obtain the authorizations for the change of collection point and other alternative administrative or technical permits that may be necessary. This obligation shall be deemed to have been fulfilled only once the competent authorities have authorized the extraction of a total flow of at least eighty-two liters per second from one or more wells located within the Buildings, which must occur no later than three years from that date. TWELFTH: NON-COMPLIANCE. Twelve. One. In the event of default or simple delay by the Debtor in the full and timely payment of all or part of any dividend into which the payment of the loan granted under this instrument or of any other sum due to the Creditor is divided, the latter shall have the right to require the Debtor, at its option, the payment of the dividend or dividends due, or the total payment of the obligation referred to in this instrument. In the latter case, the mutual fund referred to in this instrument shall be made fully and immediately enforceable, without the need for any declaration or judicial resolution, the total of the debt being understood as overdue. The exercise of the latter option will be communicated by the Creditor to the Debtor by registered letter addressed to its domicile. Whichever alternative the Creditor chooses, i.e. that it requires the payment of the dividends due or the full payment of the obligation, a penal interest equal to the conventional maximum that the law allows to be stipulated for credit operations of money in readjustable national currency will accrue, from the date of the default or simple delay until the date of full and effective payment of the amount owed and its accessories, interest that will be calculated and paid on the total amount owed, duly readjusted. Likewise, the Creditor is specially empowered to consider the obligation subject to this instrument as overdue and to demand the immediate payment of the total amount of the debt, in principal and interest, accruing the penal interest previously agreed in the manner stipulated therein, in the event of non-compliance by the Debtor with any of the obligations arising from this instrument, and, in addition, if any of the following circumstances occur: (a) If any of the Properties undergoes deterioration that, in the opinion of the Creditor, makes the guarantee insufficient, including, in the event that any of the Properties is used for public utility in whole or in part, and the Debtor does not grant complementary guarantees or new guarantees to the satisfaction of the Creditor within the period of sixty days following the request by the Creditor last. For these purposes, the Debtor authorizes the Creditor to contract the reappraisal of the Real Estate or Properties and undertakes to accept the determination made in this regard by the appraiser; (b) When, as the case may be, without the written consent of the Creditor, the irrigation systems or plantations that exist or will exist in the future in any of the Properties are demolished in whole or in part, or a transformation or alteration is carried out, even if they do not diminish the guarantee or make it insufficient. However, authorization from

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INTERIM NOTARY PUBLIC
AV. EL GOLF 99 OF. 101 B, LAS CONDES
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EMAIL: contacto@notarialatorre.cl

the Creditor will not be required in the case of replantings of the same species due to defects, pests or malformations in certain trees that cover an area of less than ten percent of the Properties; (c) If the Debtor becomes insolvent or defaults in the payment of any debt obligation with third parties if it is requested, by it or a third party, its liquidation or reorganization in accordance with the provisions of the bankruptcy proceedings established in Law Number twenty thousand seven hundred and twenty; (d) If the Mutual Society or a third party infringes any of the prohibitions established in the tenth clause of this instrument, without prejudice to the Creditor's ability to exercise other legal actions for this breach of contract; (e) If any of the insurances referred to in the eleventh clause of this instrument are not contracted in a timely manner, do not exist or are ineffective, or if the Debtor does not pay the respective premiums within the deadline, does not renew said insurances or does not reimburse the Creditor for the sums not covered by said insurance in the event of a loss; (f) If it turns out that any of the Real Estate is or will be in the future subject to any lien, prohibition, mortgage, precautionary measure, embargo, declaration of family property, resolutory action or preferential right of a third party or to any other situation limiting its ownership other than those constituted by this instrument and the encumbrances constituted prior to this date that are individualized in the fifth clause above; (g) If for any cause or reason the mortgage, prohibitions or pledges that are hereby constituted are annulled, terminated or rendered null and void; (h) If he is late in the payment of any fee, tax, patent, right, tribute or levy levied on Real Estate or Water Rights and especially the land tax; (i) If the Debtor or its partners or shareholders, or the partners or shareholders or controllers of any of them, as applicable, fail to comply with the obligations or fail to comply with the prohibitions that arise for each of them from this agreement, including without limitation those established in clauses eighth, ninth, tenth, eleventh and eleventh bis of this instrument, or if the transformation, termination, dissolution, liquidation, reduction of term or capital or division of the Debtor is agreed or ordered, or if it terminates early for any reason, unless it has prior written authorization from the Creditor; (j) If any precautionary or prejudicial measure or any other lien is seized or decreed on the rights or shares into which the capital of the Debtor is divided or the rights or shares representing the capital of its partners or shareholders, as applicable, as well as if any precautionary measure or seizure on the assets of the Debtor is blocked; (k) If mining work of any kind is carried out in any of the Properties, whether for exploration or exploitation, including those authorized by the Debtor, the holder of the respective concession or by the competent authority; (l) If the Debtor or its related persons fail to comply or incur in default or simple delay with respect to any obligation contracted in any contract that the Creditor has entered into or will enter into in the future with the Debtor, or its related persons, regardless of the amount of the obligation breached. For these purposes, it is expressly stated that the Creditor will be entitled to exercise any of the options established in this clause if the Debtor fails to comply with any of the obligations contracted by virtue of any of the mutual agreements signed on this same date and in this same Notary Office under the repertoires

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INTERIM NOTARY PUBLIC
AV. EL GOLF 99 OF. 101 B, LAS CONDES
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EMAIL: contacto@notarialatorre.cl

numbers ______________________ and ________________________; m) If the wells in which the rights to use water intended for the use and benefit of the Buildings are exercised do not have a yield greater than or equal to zero point forty-five liters per second per hectare. For these purposes, it is recorded that the total productive area of the Buildings is one hundred and twenty point fifty-eight hectares. For the purposes of accrediting compliance with this obligation, the Creditor may require the Mutual Society to provide pumping tests or other information that allows accrediting the performance of each of the wells in which the water use rights are exercised; n) If the Debtor fails to comply with the obligations stipulated in number Eleven. Encore. Three. of the eleventh bis clause above, that is, if, after the period of one year from this date has elapsed without the easements referred to in said clause having been granted, the necessary administrative authorizations are not obtained, at the latest within a period of three years from this date, to be able to extract the rights to use the waters indicated from one or more wells located in the Buildings, all in accordance with the provisions of the aforementioned clause eleventh bis; o) The revocation of the mandates contained in this instrument before the full payment of the mutual agreement, including readjustments and all kinds of interest, as well as the other expenses whose reimbursement the Debtor owes to the Creditor under this agreement; p) If the Debtor modifies, assigns or terminates the contracts for the sale of fruit, export and others indicated in clause eight of the contract of sale, mortgage, non-possessory pledge and commercial pledge executed in this same Notary and on this same date under repertoire number _____________, without the authorization of the

Creditor; and q) If the Debtor does not inform the Creditor within the agreed period of the execution of new contracts of sale, export or any other title intended for the commercialization of fruit products or does not constitute a commercial pledge with respect to the credits generated by virtue of them, in the terms regulated in the contract of sale, mortgage, non-possessory pledge and commercial pledge granted in this same Notary and with this same date under the repertoire number _____________________. Twelve. Two. The failure of the Creditor to exercise the rights recognized in paragraph Twelve in a timely manner. One. foregoing, shall not in any way imply a waiver of them, the Creditor reserving the right to exercise them when he deems it appropriate. The parties expressly state that the fact that the Creditor makes use of the power to accelerate the credit conferred by this clause does not disqualify him in any case from subsequently exercising the same right, one or more times, in the event that any of the causes that make it appropriate are reconfigured. including those indicated in letters (a) to (q) of the preceding paragraph. Consequently, the agreement reached in a trial, the Creditor's withdrawal from continuing an enforcement, or circumstances similar to the above, will not inhibit the Creditor from exercising this power again, nor will the right recognized by this clause be deemed to have been extinguished, expired or prescribed. The foregoing is without prejudice to the fact that the Creditor may use the services of external collection companies in the event of delay or simple delay in the payment of any of the dividends, the costs of which shall be borne by the Mutual Society. Twelve. Three. When the Debtor has not paid the dividends within the established periods, the

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INTERIM NOTARY PUBLIC
AV. EL GOLF 99 OF. 101 B, LAS CONDES
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EMAIL: contacto@notarialatorre.cl

Creditor may request that the Real Estate be sold at public auction, in accordance with the corresponding procedure indicated in the law. The same procedure shall apply in all cases in which the Creditor, in accordance with the provisions of this contract, may require the Debtor to pay its obligations in advance. Twelve. Four. The Debtor shall be liable for any damages or losses caused to the Debtor by its dependents and the occupants or visitors of the Properties in any capacity, to them, to neighboring properties, and to any person, and the Debtor shall be obliged to hold the Creditor harmless for any sum that may be demanded from the latter for such concepts. THIRTEENTH: OBLIGATION TO MAINTAIN CONTROL OVER THE DEBTOR. During the term of this contract, FIP Victus undertakes, as long as there are outstanding obligations on the part of the Debtor, to maintain control over the Debtor, as this term is defined in Law eighteen thousand forty-five. Similarly, and as long as there are outstanding obligations of the Debtor, Sembrador Capital de Riesgo S.A., is obliged to remain as administrator of the FIP Victus. FOURTEENTH: INFORMATION OF THE DEBTOR. During the term of this contract, the Debtor undertakes to provide the Creditor, at any time upon its sole request and at least once a year and no later than the thirty-first of May of each year, the following information: /i/ the financial statements of the Debtor as of the thirty-first of December of the immediately preceding year, duly audited by auditors registered in the pertinent registry of the Financial Market Commission or, failing that, signed by the legal representative of the Debtor; /ii/ a certificate of good standing issued by the competent Commercial Registry and a certificate of corporate composition of the Debtor, with reference to the natural persons who are shareholders or indirect partners of the same, or to the controlling private investment fund, if applicable, signed by its legal representative; and /iii/ all other information that the Creditor deems pertinent to require. FIFTEENTH: INFORMATION TO THE DEBTOR AND DECLARATIONS. The Debtor declares that it has received from the Creditor in a complete and timely manner, all the necessary information about the approximate global expenses required by this endorsable mutual mortgage contract, such as taxes, notary fees, registration fees in the Real Estate Conservator, insurance premiums, appraisal of the Properties, legal fees for the study of titles and for the drafting of this deed. Likewise, the Debtor declares to have been informed by the Creditor, previously and in a timely manner at the time of applying for the loan, of the regulatory framework of the endorsable mutual mortgage granted by this deed, as well as its terms and conditions, and in particular, of its term, costs and interest rate. Likewise, it declares to know that the Creditor assesses and reports the titles of the Properties based on its own criteria and to protect its rights, being the exclusive responsibility of the Debtor to hire, if it deems it necessary, the advisors, professionals and technicians that it deems appropriate. The Debtor declares to be aware that Penta Vida Compañía de Seguros de Vida S.A. carries out the extrajudicial collection of its financial products through an external collection company, Penta AMH Servicios Financieros S.A., and the Debtor is responsible for the expenses accrued for this concept. In the pre-judicial collection stage, late payments with more than twenty calendar days of arrears, will be subject to surcharges for the collection of the Debtor's cost, which will be applied progressively on the principal owed

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INTERIM NOTARY PUBLIC
AV. EL GOLF 99 OF. 101 B, LAS CONDES
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EMAIL: contacto@notarialatorre.cl

or the overdue installment whose collection is proceeded, as the case may be, according to the following detail: for the part of the debt that does not exceed ten Development Units, the surcharge will be nine percent plus Value Added Tax; for the part that exceeds ten Development Units and does not exceed fifty Development Units, the surcharge will be six percent plus Value Added Tax; and for the part that exceeds fifty Development Units, the surcharge will be three percent plus Value Added Tax. The respective collection company will carry out its extrajudicial collection procedures in accordance with the law, and may therefore carry out such activities by means of telephone calls, letters, visits and other lawful means that the external company determines, being empowered to define the practical way in which the collection procedures will be carried out, which, in any case, will be carried out on working days between eight and twenty hours. Notwithstanding the foregoing, Penta Vida Compañía de Seguros de Vida S.A. is authorized to initiate legal actions at any time for the collection of the amount or amounts owed, in accordance with current legislation. For the sake of completeness and in accordance with the provisions of Law number nineteen thousand six hundred and twenty-eight on the Protection of Personal Data, Penta Vida Compañía de Seguros de Vida S.A. may disclose to the collection company all necessary information regarding the loans granted, such as the number of the endorsable mutual mortgage transaction, details of the debts, name and RUT of the Debtor, telephone numbers, addresses, etc. Penta Vida Compañía de Seguros de Vida S.A. informs that the modalities and procedures of extrajudicial collection may be changed annually in the case of endorsable mutual mortgages whose payment term exceeds one year, in terms that are not more burdensome or onerous for the debtors or discriminate between them, and provided that such changes are notified at least two payment periods in advance. The Debtor also declares that the purpose of the credit granted by this instrument is to finance the main economic activity of the Debtor, an activity that complies with the laws and regulations that are applicable to it and that are required for the development of its business and that it has or will have within the term the respective permits and authorizations. Declares that it complies with the rules that refer to; to free competition and fair competition; to the prevention of corruption, money laundering and the financing of terrorism; to the protection of consumer rights; to environmental, social and respect for human rights matters. Finally, it declares that the signing of this instrument has been duly authorized by all the necessary corporate acts, and that the representatives who appear have sufficient powers to sign this document. SIXTEENTH: AUTHORIZATION. The Debtor expressly declares that it is aware that the non-payment in full or timely of the dividends of this mutual agreement may be reported to the Commercial Information Bulletin of the Santiago Chamber of Commerce or to other registries or databases. To the extent relevant, the Debtor declares that it will directly request the modification of said Bulletin, banks or data records with sufficient proof of payment, releasing the Creditor from such management. In addition, they authorize the consultation of debts in systems, in order to obtain a profile of their financial behavior and mitigate risks for the company. SEVENTEENTH: CHANGE OF MANAGING AGENT OF THE MUTUAL FUND. In addition to what is indicated in this instrument and for all legal and contractual purposes that

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INTERIM NOTARY PUBLIC
AV. EL GOLF 99 OF. 101 B, LAS CONDES
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EMAIL: contacto@notarialatorre.cl

may be applicable, it is expressly stated that the managing agent of the mutual fund that is granted is Penta AMH Servicios Financieros S.A., which maintains a contract for the administration of endorsable mortgage mutual funds with Penta Vida Compañía de Seguros de Vida S.A. However, in the event of a change in the administrator of the mutual fund, this circumstance shall be duly informed to the Debtor in the manner and opportunity established by the applicable regulations. EIGHTEENTH: STAMP TAX. For the purposes of the provisions of Decree Law number three thousand four hundred and seventy-five, the Creditor declares that the Stamp Tax levied on this instrument is paid to the General Treasury of the Republic as established in the aforementioned decree law. The Debtor releases the Creditor from all liability in relation to the payment of the aforementioned tax, as well as to obtain the refund of the aforementioned tax in the event that the mutual agreement agreed in this deed is void for any reason. NINETEENTH: LIFTING AND CANCELLATION. Present at this act, _______________, on behalf of BANCO DE CHILE, a banking corporation, Single Tax Roll Number ninety-seven million four thousand dash five, both domiciled at Paseo Ahumada Street Number two hundred and fifty-one in the city and commune of Santiago, the adult appearing, who proves his identity with the aforementioned ID and states: One) That in the representation in which he appears, he hereby lifts and cancels only with respect to the real estate and water rights that are alienated by this instrument, the mortgages and prohibitions constituted in favor of the Bank of Chile, registered on pages one thousand eighty-three number four hundred and ninety-eight of the year two thousand fifteen of the Registry of Mortgages and

Encumbrances and on pages one thousand two hundred and fifty and five number six hundred ninety-seven of the year two thousand fifteen of the Registry of Interdictions and Prohibitions of Alienation, and on pages one number one of the year two thousand fifteen of the Registry of Mortgages and Encumbrances of Water and on pages one number one of the Registry of Interdictions and Prohibitions of Alienation of Waters, all of the Conservator of Real Estate of Coquimbo. This cancellation and lifting is granted subject to the copulative suspensive conditions consisting of the duly registration in the corresponding Registries of the Conservator of Real Estateof Coquimbo, the ownership of the real estate that by this instrument is alienated in the name of the purchasing party, free of other encumbrances, prohibitions and embargoes, except those indicated in the fifth clause of this instrument. Notwithstanding the foregoing, Banco de Chile does not assume any responsibility for any encumbrances, prohibitions or seizures that may be registered on the property, other than those that are hereby raised. If, within a period of one hundred and eighty days from this date, the domain is not registered in the name of the buyer under the conditions precedent indicated, these shall be deemed to have failed for all legal purposes, without the need for any judicial declaration, and the guarantees and prohibitions hereby issued shall remain fully in force in favor of Banco de Chile. Two) The bearer of an authorized copy of this deed is empowered to request from the respective Real Estate Conservator, the annotations, registrations, sub-registrations and other appropriate actions. STATUS. The legal status of Mr. ___________, to represent the Bank of Chile, consists of a public deed dated

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INTERIM NOTARY PUBLIC
AV. EL GOLF 99 OF. 101 B, LAS CONDES
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EMAIL: contacto@notarialatorre.cl

__________________, executed at the Notary of Santiago de don... The aforementioned deed is not inserted at the express request of the parties because they are known to them and that the notary who authorizes it has had in view. TWENTIETH: JUDICIAL MANDATE. In this act and by means of this instrument, the Debtor confers special power of attorney to Arnaldo Gorziglia Cheviakoff, already individualized, and María del Carmen Herrera Guzmán, Chilean, single, lawyer, identity card number nineteen million five hundred sixty-seven thousand seven hundred seventy-nine indent four, domiciled for these purposes at El Golf number forty, fifth floor, commune of Las Condes, Metropolitan Region, hereinafter each of them the "Agent" and jointly the "Representatives", hereinafter the "Agent", so that the latter may receive by and on behalf of its principals, judicial or extrajudicial notifications and requirements, in any management, procedure or trial, whatever the applicable procedure or the court or authority that has entrusted its knowledge in all that is related to this contract. Consequently, the notification or requirement made to the Agent will validly summon the Debtor and the other parties other than the Creditor. This mandate may only be terminated early or replaced by another with the prior, express and written consent of the Creditor. It is hereby stated that, by virtue of this mandate, the Agent does not assume any obligation to pay the obligations that the Debtor or the other parties enter into in this same instrument. The Agents present this act, who prove their identity with their respective identity card and state: That they expressly declare to know and accept in all its parts the terms of this mandate, and undertake not to renounce it without prior written authorization from the Creditor. TWENTY-FIRST: SPECIAL POWERS.

Twenty-one. One. The parties confer special power of attorney on Penta Vida Compañía de Seguros de Vida S.A., so that acting through Penta AMH Servicios Financieros S.A., and the latter through any of the lawyers Roberto Correa Vergara and Jorge Correa Reymond, they may clarify or complement the obscure or doubtful points, save the omissions and rectify the copying errors. of reference or numerical calculations that appear in the deed itself, in relation, for example, to the correct individualization of the appearances, the Water and Real Estate Rights, their boundaries or any other requirement that may be necessary in the opinion of the Real Estate Conservator competent exclusively to properly register the mortgages and prohibitions set forth in the tenth clause above. The agents are specially empowered to sign all the public and private instruments necessary for the fulfillment of their task, being able to request the cancellations, annotations, registrations and sub-registrations that may be necessary in the matrix of the same and in the pertinent Public Registries. The parties understand and acknowledge that it will be sufficient as rendering of accounts for the delivery by Penta Vida Compañía de Seguros de Vida S.A. to the Debtor of a copy of the respective registrations that are made by the competent Real Estate Conservator by virtue of this contract. Twenty-one. Two. The parties authorize the bearer of an authorized copy of this deed to request from the respective Real Estate Conservator the cancellations, lifts, registrations, sub-registrations and annotations that are appropriate. TWENTY-SECOND: COMMUNICATIONS. For all purposes of sending notifications, correspondence, notices and/or settlements that have their origin in this contract or communication of any kind that one

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INTERIM NOTARY PUBLIC
AV. EL GOLF 99 OF. 101 B, LAS CONDES
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EMAIL: contacto@notarialatorre.cl

of the parties wants or must make to the other, for or on the occasion of the provisions of this contract, they must be made by electronic or digital means provided by Penta Vida Compañía de Seguros de Vida S.A., whatever its type; e-mail, web page, web box or other that may be created in the future. In the case of electronic submission, these will be made to the contact information indicated below: (a) Debtor: Attention: José Miguel Fernández García Huidobro. Telephone plus five six nine nine three four three nine two eight nine. Address. Avenida Vitacura number five thousand two hundred fifty, office seven hundred five, commune of Vitacura, Metropolitan Region Email: jfernandez@sembradorcapital.com. c.c. Joaquín Lobel. Telephone plus five six nine eight four four nine four one six zero. Address. Avenida Vitacura number five thousand two hundred fifty, office seven hundred five, commune of Vitacura, Metropolitan Region Email: jlobel@sembradorcapital.com. (b) Penta Vida Compañía de Seguros de Vida S.A.: Attention: Jorge Francisco Palavecino Helena. Telephone: two thousand eight hundred eighty-nine nine thousand seven hundred one. Address: Hendaye sixty, seventh floor, Las Condes, Santiago. E-mail: jpalavecino@pentavida.cl. c.c. Ana María Schepeler Valenzuela. Telephone: nine eight eight one nine zero five eight zero. Address: Hendaye sixty, seventh floor, Las Condes, Santiago. E-mail: aschepeler@pentavida.cl and gestorinmobiliario@pentavida.cl. TWENTY-THIRD: VALUE ADDED TAX. The Sellers declare: /i/ That they were not entitled to a tax credit for the acquisition and/or construction of the real estate and water use rights object of the sale; and /ii/ That they are not habitually engaged in the sale of tangible real estate, nor are they habitual with respect to the present sale.

Consequently, this contract is not subject to the payment of Value Added Tax. The Sellers and the Buyer agree that in the event that the authority determines that the contract should be taxed with Value Added Tax, the payment of said tax will be the responsibility of Frutícola Pan de Azúcar S.A., and the Buyer may not be charged any sum for this concept, so that the price established in the third clause above is the final price of the contract for all applicable purposes. In this act, Frutícola Pan de Azúcar S.A. signs the affidavit of article seventy-five of the Tax Code in compliance with the provisions of Resolution number sixteen, published in extract in the Official Gazette of February 4, 2017, issued by the Internal Revenue Service, which is an integral part of the same and will be protocolized in its same repertoire. TWENTY-FOURTH: EXPENSES. All the expenses of appraisal, title study, notary expenses, conservatories, taxes and rights derived from this instrument will be the exclusive responsibility of the Debtor, which if they have not been previously paid in full by the Debtor, will be collected together with the dividends until their total payment, under the terms and conditions agreed in this deed. TWENTY-FIFTH: IMPUTATION OF PAYMENT BY THE CREDITOR. The Parties agree that, if there are two or more overdue pecuniary obligations under this instrument, in the event that the Debtor makes a payment that does not extinguish all of them, including principal and interest, the Creditor shall have the exclusive right to determine the manner in which such payment shall be imputed to the different overdue and outstanding obligations that the Debtor has with the Creditor, all in the terms regulated in articles one thousand five hundred ninety-five and following of the Civil Code. Consequently, in the event that there are two

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INTERIM NOTARY PUBLIC
AV. EL GOLF 99 OF. 101 B, LAS CONDES
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EMAIL: contacto@notarialatorre.cl

or more payment obligations due under this instrument, the Creditor reserves the right to allocate the payments received from the Debtor to any of the obligations that correspond to the latter, either to the payment of and restitution of contribution quotas and contribution surcharges. fines, dividends, insurance premiums, taxes associated with the real estate, legal costs, expenses of maintenance, conservation and improvements of the Real Estate incurred by the Creditor and any other expenses charged to the Debtor as stipulated in this contract, being at its discretion to determine the order of imputation of the payments received, in any case, the interest that has accrued under each concept owed must be extinguished first. In the event that the Debtor makes a partial payment of the pecuniary obligations that correspond to it in accordance with this contract, the Creditor must inform the Debtor, upon request, of the manner in which the payments received were allocated, as well as the details of the debts that remain pending settlement based on the imputation of payments that have been made. By this act, the Debtor expressly accepts and acknowledges the contractual prerogative established in favor of the Creditor in this clause. It also recognizes as final and binding the imputation of payments made by the Creditor, and, for the sake of completeness, irrevocably waives the right to challenge said decision. The Parties expressly state that this payment allocation clause constitutes an essential element of this agreement, and decisive for the Parties to attend the execution of the same, which may not be modified, except by written agreement between them. Both parties declare that they have read, understood, and voluntarily accepted the terms of this payment imputation clause. The parties agree that failure to notify the imputation of payments that are made will in no case invalidate the payment and the provisions of this clause. TWENTY-SIXTH: SPECIAL DOMICILE. For all purposes of this contract, the parties establish conventional domicile in the commune of Santiago, Metropolitan Region, and consequently submit to the Courts of Justice of their jurisdiction, extending jurisdiction. However, the Creditor is entitled to sue, at his discretion, before those courts, before those that correspond to the domicile of the Debtor, or before that of the place where the mortgaged Property is located, at his choice. TWENTY-SEVENTH: LEGAL STATUS. Twenty-six. One. The mandate of Penta AMH Servicios Financieros S.A., to represent Penta Vida Compañía de Seguros de Vida S.A., consists of a public deed dated November twenty-first, two thousand nineteen, executed at the Notary of Santiago of Mr. Patricio Raby Benavente. Twenty-six. Two. The legal status of the representatives of Penta AMH Servicios Financieros S.A., consists of a public deed dated March 9, 2022, granted at the Notary of Santiago de Patricio Raby Benavente. Twenty-six. Three. The legal status of the representative of Frutícola Pan de Azúcar S.A., consists of a public deed dated February twenty-eight, two thousand and seventeen, granted at the Notary of San Miguel of Mr. Jorge Reyes Bessone. Twenty-six. Four. The legal status of the representatives of Frutícola Bellavista SpA, San Pedro SpA and Sembrador Capital de Riesgo S.A., consists of a public deed dated October twenty-eight, two thousand and twenty-five, granted at the Notary of Santiago of Mr. Iván Torrealba Acevedo. Twenty-six. Five. The legal status of Sembrador Capital de Riesgo S.A. to represent Fondo de Inversión Privado Victus Chile consists of a public deed dated November 17, 2023, executed at

MAGDALENA LATORRE LARRAÍN
INTERIM NOTARY PUBLIC
AV. EL GOLF 99 OF. 101 B, LAS CONDES
225992453
EMAIL: contacto@notarialatorre.cl

the Notary of Santiago of Mr. Iván Torrealba Acevedo. The aforementioned personages are not inserted because they are known to the parties and to the Notary who authorizes and at their express request. The participants sign the receipt and after reading. I attest.-

PP. FRUTÍCOLA PAN DE AZÚCAR S.A.

PP. FRUTÍCOLA BELLAVISTA SpA

PP. SAN PEDRO SpA

PP. SEMBRADOR CAPITAL DE RIESGO S.A.

PP. VICTUS CHILE PRIVATE INVESTMENT FUND

PP. FRUTÍCOLA BELLAVISTA SpA

PP. SAN PEDRO SpA

PP. SEMBRADOR CAPITAL DE RIESGO S.A.

PP. VICTUS CHILE PRIVATE INVESTMENT FUND

PP. PENTA AMH SERVICIOS FINANCIEROS S.A.

PP. PENTA VIDA COMPAÑÍA DE SEGUROS DE VIDA S.A.

PP. PENTA AMH SERVICIOS FINANCIEROS S.A.

PP. PENTA VIDA COMPAÑÍA DE SEGUROS DE VIDA S.A.

PP. BANCO DE CHILE

PP. BANCO DE CHILE

MARÍA DEL CARMEN HERRERA GUZMÁN

MAGDALENA LATORRE LARRAÍN
INTERIM NOTARY PUBLIC
AV. EL GOLF 99 OF. 101 B, LAS CONDES
225992453
EMAIL: contacto@notarialatorre.cl

NOTARY

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